As filed with the Securities and Exchange Commission on April 22, 2003

                                                    Registration No. 333- 102309

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     /x/  Pre-Effective Amendment No. 1  / /  Post-Effective Amendment No. _____

                        (Check appropriate box or boxes)

                Exact name of Registrant as Specified in Charter:

                 FIRST AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                     Address of Principal Executive Offices:
                               U.S. Bancorp Center
                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402

                  Registrant's Telephone Number: (612) 303-3381

                     Name and Address of Agent for Service:
                                 John G. Wenker
                               U.S. Bancorp Center
                                800 Nicollet Mall

                                     Copies to:
    Kathleen L. Prudhomme      Jay L. Bernstein, Esq.       Douglas P. Long, Esp.
        James D. Alt           Leonard B. Mackey, Esq.  P. Graham Van Der Leeuw, Esq.
    Dorsey & Whitney LLP       Clifford Chance US LLP        Faegre & Benson LLP
         Suite 1500                200 Park Avenue         2200 Wells Fargo Center
    50 South Sixth Street     New York, New York 10166     90 South Seventh Street
Minneapolis, Minnesota 55402                            Minneapolis, Minnesota 55402

                  Approximate Date of Proposed Public Offering:

   As soon as possible after this registration statement becomes effective and after all other conditions to the transactions described in the joint proxy statement/prospectus have been satisfied or waived.

            --------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

                                                            PROPOSED        PROPOSED MAXIMUM
       TITLE OF EACH CLASS OF           AMOUNT TO BE    MAXIMUM OFFERING       AGGREGATE          AMOUNT OF
     SECURITIES TO BE REGISTERED         REGISTERED     PRICE PER SHARE      OFFERING PRICE   REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
Common Stock, par value $.01 per share    67,261,775      Not Applicable    $    645,668,838  $        59, 402(1)
==============================================================================================================

(1) Offset, pursuant to Rule 457(p), against registration fees previously paid. On April 1, 2002, First American Strategic Real Estate Portfolio Inc. filed a Registration Statement on Form S-4, Registration No. 333-85338, registering 67,261,775 shares of its common stock with a proposed maximum aggregate offering price ,determined in accordance with Rule 457(f), of $645,668,838. Such shares will be issued in the same transaction as the shares of First American Strategic Income Portfolio Inc. being registered hereby. The estimated aggregate number of shares of common stock of First American Strategic Income Portfolio Inc. and First American Strategic Real Estate Portfolio Inc. to be issued in the transaction is 67,261,775, with an aggregate offering price of $645,668,838. Thus, the aggregate registration fees payable in connection with the transaction have previously been paid by First American Strategic Real Estate Portfolio Inc. Pursuant to Rule 457(p) under the Securities Act of 1933, as amended, First American Strategic Income Portfolio Inc. hereby offsets the registration fee payable in connection with its Form N-14 Registration Statement by the registration fee previously paid by First American Strategic Real Estate Portfolio Inc. Accordingly, no filing fee is paid herewith.

          The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                                     PART A


     The information required to be included in the prospectus is hereby incorporated by reference from the joint proxy statement/prospectus of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc., First American Strategic Real Estate Portfolio Inc. and First American Strategic Income Portfolio Inc., included in Amendment No. 3 to the Form S-4 Registration Statement of First American Strategic Real Estate Portfolio Inc., Registration No. 333-85338, as filed with the Securities and Exchange Commission on April 22, 2003.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                    SUBJECT TO COMPLETION, DATED _______ 2003

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED ________, 2003

                 FIRST AMERICAN STRATEGIC INCOME PORTFOLIO INC.

     First American Strategic Income Portfolio Inc., a Minnesota corporation (the "Fund"), is a newly organized, diversified, closed-end management investment company. Shares of the Fund are being offered in connection with the merger of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III and American Select Portfolio Inc., closed-end investment management companies (together, the "Existing Funds"), into First American Strategic Real Estate Portfolio Inc. ("First American"), a specialty finance company that will elect to be taxed as a real estate investment trust for federal income tax purposes. Subject to certain limitations, the terms of the merger allow Existing Fund shareholders to elect to receive Fund shares, rather than shares of First American, in the merger.

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the joint proxy statement/prospectus dated _____________, 2003 of the Existing Funds, First American and the Fund. A copy of the joint proxy statement/prospectus may be obtained without charge by calling (800) 677-3863. You may also obtain a copy of the joint proxy statement/prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms which are used in this SAI and are not defined herein have the meanings assigned to them in the joint proxy statement/prospectus.

                                TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES                                              4

     Description of Portfolio Securities                                       4
     Other Investment Management Practices                                     6
     Portfolio Turnover                                                       13
     Investment Restrictions                                                  13

MANAGEMENT                                                                    14

     Directors and Officers                                                   14
     Code of Ethics                                                           22

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           22

INVESTMENT ADVISORY AND OTHER SERVICES                                        22

     Investment Advisor                                                       22
     Investment Advisory and Management Agreement                             22
     Fund Administration                                                      23

BROKERAGE ALLOCATION AND OTHER PRACTICES                                      25

VALUATION OF PORTFOLIO SECURITIES                                             26

TAXES                                                                         28

     Federal Tax Treatment of the Fund                                        28
     Federal Tax Treatment of Shareholders                                    29
     Other Taxes                                                              30
     Foreign Shareholders                                                     30

FINANCIAL STATEMENTS                                                          30

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Fund are set forth in the joint proxy statement/prospectus under "First American Strategic Income Portfolio Inc. - Investment Objective and Operating Policies" and in Appendix E to the joint proxy statement/prospectus. Certain additional investment information is set forth below.

DESCRIPTION OF PORTFOLIO SECURITIES

     MORTGAGE-BACKED SECURITIES

     Certain types of mortgage-backed securities in which the Fund may invest are described in more detail below.

     GINNIE MAE CERTIFICATES

     Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

     The Ginnie Mae Certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by-manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

     FANNIE MAE CERTIFICATES

     Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are obligations solely of FNMA and are not backed by the full faith and credit of the United States government.

     Each Fannie Mae Certificate will represent a pro-rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FREDDIE MAC CERTIFICATES

     Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

     Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, interests in whole loans and participations comprising another Freddie Mac Certificate group.

     TYPES OF CREDIT SUPPORT

     As discussed in the joint proxy statement/prospectus, to lessen the effect of failures by obligors on certain underlying mortgages to make payments, mortgage-backed securities may contain elements of credit support. Examples of credit support arising out of the structure of the transaction include "senior-subordinated" securities (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class); creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

     U.S. GOVERNMENT SECURITIES

     The Fund may invest in U.S. Government securities which are not backed by the full faith and credit of the United States. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

     The Fund may invest in zero coupon U.S. Government securities. The Fund accrues income on these securities for tax and accounting purposes which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. Certain zero coupon obligations are issued by the U.S. Treasury and others are issued by government agencies or instrumentalities. Investment banks may also strip Treasury securities and sell them under proprietary names. Only "stripped" U.S. Government securities that are issued through the United States Treasury's STRIPS program are considered to be direct obligations of the U.S. Government.

     CORPORATE DEBT SECURITIES

     The Fund may invest in certain types of corporate debt securities that have been issued with original issue discount or market discount. An investment in these securities poses certain economic risks and may have certain adverse cash flow consequences to the Fund as such securities generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. These risks are described in the joint proxy statement/prospectus under "Risk Factors - Risks Related to Business Operations
- Tax Risks Related to Operation of the New Fund."

     TEMPORARY INVESTMENTS

     At times the Advisor may judge that conditions in the markets for mortgage-related assets and other fixed-income securities make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Advisor may use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest substantially all of its assets in high-quality fixed-income obligations such as U.S. Treasury securities, commercial paper, certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Advisor considers consistent with these strategies. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

OTHER INVESTMENT MANAGEMENT PRACTICES

     HEDGING

     Hedging transactions not described herein or in the joint proxy statement/prospectus may be used by the Fund in the future as they are developed to the extent deemed appropriate by the Board of Directors of the Fund. The Fund will provide written notice to shareholders in advance of the use, to a significant degree (i.e., in excess of 5% of the Fund's total assets with respect to each individual category of hedging transaction), of any hedging transactions developed in the future that differ substantially from those discussed in this Registration Statement.

     INTEREST RATE TRANSACTIONS

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account cash or high-quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     OPTIONS ON SECURITIES

     The Fund is authorized to write covered put and call options and purchase put and call options on the securities in which it may invest that are traded on U.S. and foreign securities exchanges and in over-the-counter markets. The Fund also intends to write call options that are not covered for cross-hedging purposes.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option; the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by a national securities exchange ("Exchange") on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

     FUTURES CONTRACTS

     The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities, or contracts based on bonds or financial indices including any index of the types of securities in which the Fund may invest. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into futures contracts for this purpose, the Fund will maintain in a segregated account cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.


     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisor will only enter into futures contracts if it believes that use of such contracts will benefit the Fund, if the Advisor's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS

     The Fund is authorized to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in these instruments. Markets in options and futures with respect to many types of securities in which the Fund invests are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Taxes - Federal Tax Treatment of the Fund."

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND OPTIONS ON FUTURES CONTRACTS

     Options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of its initial investment, due to the margin requirements associated with these positions.

     In addition, options on securities, futures contracts and options on futures contracts may be traded on foreign exchanges. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions also could be adversely affected by (i) other complex foreign political and economic factors;
(ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund purchases securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid securities having an aggregate value equal to the amount of such purchase commitments, marked to the market daily, until payment is made. The Fund will likewise segregate securities it sells on a forward commitment basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from the available cash flow.

     REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

PORTFOLIO TURNOVER

     Because the Fund will actively manage its portfolio to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective and policies, the Fund may be subject to a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain than might be expected from investment companies that invest substantially all of their funds on a long-term basis. Correspondingly larger transaction costs can be expected to be borne by the Fund. The Fund cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate of the Fund generally will not exceed 100% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 100% occurs, for example, when all of the securities in the Fund's portfolio are replaced once in a period of one year. A greater turnover rate can be expected to result in a higher incidence of short-term, capital gain and will also result in correspondingly greater transaction costs (i.e., underwriters' commissions and the spread of the bid and asked prices quoted by dealers) to be borne by the Fund.

INVESTMENT RESTRICTIONS

     The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Fund not to be fundamental and, accordingly, may be changed without shareholder approval. Except with respect to the Fund's investment restriction regarding borrowing, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy.

     The Fund may not:

     (1) Concentrate its investments in a particular industry, except that the Fund will concentrate its investments in the real estate industry, which the Fund defines as including all mortgage-related assets. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (2) Borrow money or issue senior securities, except as permitted under the 1940 Act (including the issuance of preferred shares), as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     (4) Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     (5) Purchase physical commodities or contracts relating to physical commodities.

     (6) Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.


     (7) Invest more than 25% of its total assets in preferred shares of real estate investment trusts ("REITs"); or more than 1% of the Fund's total assets in REIT preferred shares of any one issuer or its affiliates.

     For purposes of applying the limitation set forth in subparagraph (1) above, the Securities and Exchange Commission would currently consider the Fund to be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. Securities of the U.S. Government, its agencies or instrumentalities are not considered to represent industries. For purposes of applying the limitation set forth in subparagraph (2) above, under the Investment Company Act of 1940 as currently in effect the Fund is not permitted to borrow or issue a senior security unless immediately after such borrowing or issuance the value of the Fund's total assets is at least 300% of the principal amount of the borrowing or issuance (i.e., the principal amount of the borrowing or issuance may not exceed 33 1/3% of the Fund's total assets).


     The Fund will operate as a "diversified" Fund which means that it will not, with respect to 75% of its total assets (i) invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or (ii) own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof.

                                   MANAGEMENT

DIRECTORS AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Board of Directors. The directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the directors. As of April 21, 2003, the directors and officers of the Fund as a group did not own any shares of the Fund.

     Basic information about the identity and experience of each director and officer is set forth in the charts below. Each such director and officer is also a director or officer of each of the other closed-end and open-end investment companies managed by the Advisor (the "Fund Complex"). The Fund Complex (not including the Fund, which has not yet commenced operations) currently consists of eight closed-end funds (each of which is a registered investment company) and 54 open-end funds (which are portfolios of four registered investment companies). Information is set forth separately for directors who are interested persons of the Fund (as defined in the 1940 Act) and directors who are not interested persons of the Fund (the "Independent Directors"). The business address of the Fund and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

     The directors of the Fund, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Fund Complex, and other directorships held are set forth below. The business address of the directors is that of the Fund, 800 Nicollet Mall, Minneapolis, Minnesota 55402.


INDEPENDENT DIRECTORS


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION      COMPLEX         SHIPS
NAME AND                WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
AGE                     FUND        OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
--------------------    --------    ----------------------------   ------------------------  -------------   ----------
Roger A. Gibson         Director    Director since November 19,    Vice President - Cargo,   62              None
(Age 56)                            2002. Serves for a one-year    United Airlines, since
                                    term that expires at the       July 2001; Vice
                                    next annual meeting of         President, North
                                    shareholders.                  America - Mountain
                                                                   Region for United
                                                                   Airlines (1995 - 2001).

Leonard W. Kedrowski    Director    Director since November 19,    Owner, Executive and      62              None
(Age 61)                            2002. Serves for a one-year    Management and
                                    term that expires at the       Consulting, Inc., a
                                    next annual meeting of         management consulting
                                    shareholders.                  firm, since 1992; Chief
                                                                   Executive Officer,
                                                                   Creative Promotions
                                                                   International, LLC, a
                                                                   promotional award
                                                                   programs and products
                                                                   company, since 1999;
                                                                   Board member,
                                                                   GC McGuiggan Corporation
                                                                   (dba Smyth Companies), a
                                                                   label printer, since
                                                                   1993; Advisory Board
                                                                   member, Designer
                                                                   Doors, a manufacturer
                                                                   of designer doors, from
                                                                   1998 to 2002; acted as
                                                                   CEO of Graphics
                                                                   Unlimited from 1996 to
                                                                   1998.

Richard K Riederer      Director    Director since November 19,    Retired; President and    62              None

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION      COMPLEX         SHIPS
NAME AND                WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
AGE                     FUND        OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
--------------------    --------    ----------------------------   ------------------------  -------------   ----------
(age 58)                            2002. Serves for a one-year    Chief Executive
                                    term that expires at the       Officer, Weirton Steel
                                    next annual meeting of         (1995 - 2001);
                                    shareholders.                  Director, Weirton Steel
                                                                   (1993 - 2001).

Joseph D. Strauss       Director    Director since November 19,    Owner and Executive       62              None
(Age 62)                            2002. Serves for a one-year    Officer, Excensus(TM),
                                    term that expires at the       LLC, a consulting firm,
                                    next annual meeting of         since 2001; owner and
                                    shareholders.                  President, Strauss
                                                                   Management Company, a
                                                                   Minnesota holding
                                                                   company for various
                                                                   organizational
                                                                   management business
                                                                   ventures, since 1993;
                                                                   owner, Chairman and
                                                                   Chief Executive
                                                                   Officer, Community
                                                                   Resource Partnerships,
                                                                   Inc., a strategic
                                                                   planning, operations
                                                                   management, government
                                                                   relations,
                                                                   transportation planning
                                                                   and public relations
                                                                   organization, since
                                                                   1993; attorney at law.

Virginia L. Stringer    Chair;      Director since November 19,    Owner and President,      62              None
(Age 58)                Director    2002. Serves for a one-year    Strategic Management
                                    term that expires at the       Resources, Inc., a
                                    next annual meeting of         management consulting
                                    shareholders.                  firm, since 1993;
                                                                   Executive Consultant
                                                                   for State Farm
                                                                   Insurance Company since
                                                                   1997; formerly
                                                                   President and director
                                                                   of The Inventure Group,
                                                                   a management consulting
                                                                   and training company,
                                                                   President of Scott's,
                                                                   Inc., a transportation
                                                                   company, and Vice
                                                                   President of Human
                                                                   Resources of The
                                                                   Pillsbury Company.

James M. Wade           Director    Director since November 19,    Owner and President,      62              None
(Age 59)                            2002. Serves for a one-year    Jim Wade Homes, a
                                    term that expires at the       homebuilding company,
                                    next annual meeting of         since 1999.
                                    shareholders.

INTERESTED DIRECTOR


                                                                                             NUMBER OF
                                                                                             PORTFOLIOS IN   OTHER
                        POSITION                                                             FUND            DIRECTOR-
                        HELD                                       PRINCIPAL OCCUPATION      COMPLEX         SHIPS
NAME AND                WITH THE    TERM OF OFFICE* AND LENGTH     DURING LAST               OVERSEEN BY     HELD BY
AGE                     FUND        OF TIME SERVED                 5 YEARS                   DIRECTOR        DIRECTOR**
--------------------    --------    ----------------------------   ------------------------  -------------   ----------
John M. Murphy,         Director    Director since November 19,    Retired; Minnesota        62              None
Jr.++ (age 60)                      2002. Serves for a one-year    State Chairman - U.S.
                                    term that expires at the       Bancorp from 2000 to
                                    next annual meeting of         December 2002;
                                    shareholders.                  Executive Vice
                                                                   President of U.S.
                                                                   Bancorp from January
                                                                   1999 to December 2002;
                                                                   Chairman and Chief
                                                                   Investment Officer of
                                                                   First American Asset
                                                                   Management and U.S.
                                                                   Bank Trust, N.A., and
                                                                   Executive Vice
                                                                   President of U.S.
                                                                   Bancorp (1991-1999).


----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the 1940 Act.


++ Mr. Murphy is considered an "interested" director because of his ownership of securities issued by U.S. Bancorp.


     The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below. Unless otherwise indicated, the address of each of the officers listed below is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Each officer has served as such since the inception of the Fund. Officers serve at the pleasure of the Board of Directors and are re-elected annually by the Board.

FUND OFFICERS


                           POSITION HELD WITH
NAME, ADDRESS AND AGE      THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    ------------------   -----------------------------------------------------------------
Thomas S. Schreier, Jr.    President            Chief Executive Officer of the Advisor since May 2001; prior
(Age 40)                                        thereto, Chief Executive Officer of First American Asset
                                                Management from December 2000 through May 2001 and of Firstar
                                                Investment & Research Management Company ("FIRMCO") from February
                                                2001 through May 2001; Senior Managing Director and Head of
                                                Equity Research of U.S. Bancorp Piper Jaffray from October 1998 through December 2000; Senior Airline Analyst and Director of
                                                Equity Research of Credit Suisse First Boston through 1998.

John G. Wenker             Senior Vice          Managing Director of the Advisor since May 2001; prior thereto,
(Age 51)                   President            Managing Director of First American Asset Management since 1998;
                                                Managing Director of the Fixed Income Department at Piper Jaffray
                                                Inc. from 1992 to 1998.

Mark S. Jordahl            Vice President --    Chief Investment Officer of the Advisor since September 2001;
(Age 42)                   Investments          prior thereto, President and Chief Investment Officer, ING
                                                Investment Management - Americas, September 2000 to June
                                                2001, Senior Vice President and Chief Investment Officer,
                                                ReliaStar Financial Corp, January 1998 to September 2000,
                                                Executive Vice President and Managing Director, Washington
                                                Square Advisors, January 1996 to December 1997.

Jeffery M. Wilson          Vice President --    Senior Vice President of the Advisor since May 2001; prior
(Age 46)                   Administration       thereto, Senior Vice President of First American Asset
                                                Management.

Russell J. Kappenman       Vice President and   Managing Director of the Advisor since 2001; prior thereto, Vice
(Age 38)                   Assistant Secretary  President of First American Asset Management since 1998; tax manager and fixed income analyst with Piper Jaffray Inc. from
                                                1989 to 1998.

Julene R. Melquist         Vice President       Vice President of the Advisor since May 2001; prior thereto, an
(Age 36)                                        analyst with First American Asset Management since 1998;
                                                Assistant Vice President of Piper Capital Management Inc. from
                                                1994 to 1998.

Robert H. Nelson           Treasurer            Senior Vice President of the Advisor since May 2001; prior
(Age 39)                                        thereto, Senior Vice President of First American Asset Management
                                                since 1998 and of FIRMCO since February 2001; Senior Vice
                                                President of Piper Capital Management Inc. from 1994 to 1998.

James D. Alt               Secretary            Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 51)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402

Kathleen L. Prudhomme      Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 50)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402


                           POSITION HELD WITH
NAME, ADDRESS AND AGE      THE FUND             PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------    ------------------   -----------------------------------------------------------------
Michael J. Radmer          Assistant Secretary  Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 58)
50 South Sixth Street,
Suite 1500 Minneapolis,
MN 55402


     No shares of the Fund will be outstanding prior to the Merger. The following table discloses the dollar range of equity securities beneficially owned by each of the directors on an aggregate basis in the other funds in the Fund Complex.


                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT
NAME OF DIRECTOR           COMPANIES OVERSEEN BY DIRECTOR IN THE FUND COMPLEX*
--------------------       ------------------------------------------------------------------------
Roger A. Gibson            $10,001 - $50,001
Leonard W. Kedrowski       Over $100,000
John M. Murphy, Jr.        Over $100,000
Richard K. Riederer        $50,001 - $100,000
Joseph D. Strauss          Over $100,000
Virginia L. Stringer       Over $100,000
James M. Wade              Over $100,000


----------

* The dollar range disclosed is based on the value of the securities as of December 31, 2002.

     As of December 31, 2002, no Independent Director, and no immediate family member of an Independent Director, owned any securities issued by the Advisor or the principal underwriters, or any person or entity (other than the Fund or other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriters.

     COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee. None of the committee members is considered an "interested" director under the Investment Company Act of 1940 with the exception of Mr. Murphy, who is a member of the Pricing Committee.


     The function of the Audit Committee is to recommend annually to the Board of Directors a firm of independent certified public accountants to audit the books and records of the

Fund for the ensuing year. In connection therewith, the Committee will monitor that firm's performance (including a review of each audit and a review of fees paid), confer with that firm as to the Fund's financial statements and internal controls, evaluate the firm's independence, review procedures to safeguard portfolio securities, review the purchase by the Fund from the firm of nonaudit services, facilitate communications with management and service providers and review the Fund's back-up procedures and disaster recovery plans. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of the listing standards of the American Stock Exchange.


     The Nominating Committee is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Wade, Ms. Stringer (ex officio) and Mr. Reiderer, who serves as its chairperson. The nominating committee does not consider nominees recommended by shareholders.

     The Pricing Committee is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Messrs. Kedrowski and Murphy, Ms. Stringer (ex officio) and Mr. Strauss, who serves as its chairperson.

     The Board Chair appoints, subject to the approval of the Board of Directors, a member of the Board of Directors to lead the Board in reviewing the investment performance of the Fund and reviewing certain contracts of the Fund (the "Fund Review Liaison"). Mr. Wade currently serves as the Fund Review Liaison.

     APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT. The Board of Directors, including a majority of the Independent Directors, has the responsibility under the 1940 Act to approve the Fund's Investment Advisory and Management Agreement ("Advisory Agreement") for its initial term and annually thereafter at a meeting called for the purpose of voting on such matter. The Advisory Agreement was approved for an initial two-year term by the Fund's directors, including a majority of the Independent Directors, at a meeting held on November 21, 2002. In determining to approve the Advisory Agreement, the directors reviewed the materials provided by the Advisor and considered the following: (1) the level of the management fees and estimated expense ratio of the Fund as compared to similar competitive closed-end funds of a comparable size; (2) the nature and quality of the services to be rendered by the Advisor;
(3) the historical performance of ASP, BSP, CSP and SLA; (4) the anticipated benefits to be derived by the Advisor from its relationship with the Fund, noting particularly the research and related services, within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, that the Advisor would be eligible to receive by allocating the Fund's brokerage transactions; and (5) the historical profitability to the Advisor of the ASP, BSP, CSP and SLA. The Board of Directors was assisted in its review and deliberations by counsel to the independent directors and Fund counsel. On the basis of its review and analysis of the foregoing information, the Board of Directors found in the exercise of its business judgment that the terms of the Advisory Agreement were fair and reasonable and in the best interest of shareholders.

     COMPENSATION. The fees and expenses of the Independent Directors of the Fund are paid by the Fund. No compensation is paid by the Fund to any director who is an officer or employee of the Advisor or any of its affiliates. Each Independent Director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attending and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Independent Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating Independent Director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In the case of Pricing Committee meetings, each participating Independent Director receives a fee of $1,250 ($1,875 in the case of the Committee chair) regardless of whether the Committee meets telephonically or in person. Independent Directors receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, Independent Directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. In addition to compensation received for service on the Board of Directors, the Fund Review Liaison will receive an annual retainer of $10,000. The amounts specified in this paragraph are allocated among the Fund and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.


     The Independent Directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan in place for the Fund Complex (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan is expected to have no more than a negligible impact on Fund assets and liabilities and will not obligate the Fund to retain any director or pay any particular level of compensation. Neither the Fund nor any other fund in the Fund Complex provides any other pension or retirement benefits to directors.


     The following table sets forth both the estimated compensation that the Independent Directors will receive from the Fund for the Fund's calendar year ending December 31, 2003, assuming the Fund had been in existence for the full calendar year, and the total compensation that each independent director received from the Fund Complex (not including the Fund) for the twelve months ended December 31, 2002. With respect to the Independent Directors' estimated compensation from the Fund, amounts set forth under "Minimum" assume that all four Existing Funds approve the merger and also assume that shareholders holding Existing Fund shares representing an aggregate net asset value of $50 million elect to receive Fund shares. Amounts set forth under "Maximum" assume that all four Existing Funds approve the Merger and that shareholders holding approximately 49% of the shares in each Existing Fund elect to receive Fund shares.



                                                               TOTAL COMPENSATION FROM THE FUND
NAME OF BOARD MEMBER     ESTIMATED COMPENSATION FROM FUND     COMPLEX PAID TO BOARD MEMBER (1)(2)
--------------------     --------------------------------     -----------------------------------
                             MINIMUM              MAXIMUM
Roger A. Gibson              $   119              $   796                 $  121,250
Leonard W. Kedrowski         $   181              $ 1,211                 $  184,375
Richard K. Riederer          $   152              $ 1,018                 $  155,000
Joseph D. Strauss            $   115              $   768                 $  116,275
Virginia L. Stringer         $   201              $ 1,347                 $  205,000
James M. Wade                $   100              $   723                 $  110,000


----------
(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Gibson, $60,625 and Kedrowski, $184,375.

(2) As of December 31, 2002, the Fund Complex consisted of four open-end investment companies, each of which have multiple portfolios, and 10 closed-end investment companies, totaling 70 funds, managed by the Advisor.

CODE OF ETHICS.

     The Fund and the Advisor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these codes permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. These codes of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. These codes of ethics also are available on the EDGAR Database on the SEC's Internet site at HTTP://www.sec.gov. In addition, copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  There will be no shares of the Fund outstanding prior to the Reorganization.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR


     U.S. Bancorp Asset Management, Inc., a Delaware corporation, will serve as the investment advisor and manager of the Fund. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for more than 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, a multi-state financial services holding company engaged through its subsidiaries in the general banking business, principally in domestic markets. The Advisor, U.S. Bank and U.S. Bancorp are located at 800 Nicollet Mall, Minneapolis, Minnesota 55402. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2002, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $174 billion, consolidated deposits of $107 billion and shareholders' equity of $17.5 billion.


INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Advisor will enter into an Advisory Agreement with the Fund under which the Advisor will furnish the Fund with investment advice and, in general, supervise the management and investment program of the Fund. The Advisory Agreement requires the Advisor to arrange, if requested by the Fund, for officers or employees of the Advisor to serve without compensation from the Fund as directors, officers, or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund. The Advisor has the authority and responsibility to make and execute investment decisions for the Fund within the framework of the Fund's investment policies, subject to review by the Board of Directors of the Fund. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Fund, including the Fund's administrator, custodian and transfer agent, and for periodically reporting to the Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Fund with the necessary personnel, office facilities, and equipment to service the Fund's investments and to discharge its duties as investment advisor of the Fund. The Advisory Agreement provides for the Fund to pay the Advisor a monthly advisory fee in an amount equal to the sum of 0.01667% of the average weekly net assets of the Fund during the month (approximately 0.20% on an annual basis) and 4.5% of the daily gross income (i.e., investment income, including amortization of discount income, other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month, provided, however, that this monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the Fund's average weekly net assets during the month (approximately 0.725% on an annual basis).

     In addition to the investment advisory fee, the Fund will pay all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. The Fund will be liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Fund under the Advisory Agreement for any negligence or willful misconduct by the Advisor. The Advisory Agreement provides that the Advisor will indemnify the Fund with respect to any loss, liability, judgment, cost or penalty that the Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisory Agreement was approved by the Fund's Board of Directors at an in person meeting held on November 21, 2002, including a majority of the directors who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940 Act).

ASP, BSP, CSP and SLA intend to vote to approve the Advisory Agreement immediately prior to the Reorganization, at which time they will be the sole shareholders of the Fund. The Advisory Agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Fund's Board of directors or the vote of a majority of the outstanding voting securities of the Fund (as such term is defined in the 1940
Act) and (2) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund or by the Advisor, on 60 days' written notice by the terminating party to the other. The Advisory Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

FUND ADMINISTRATION


     U.S. Bancorp Asset Management also will serve as the administrator for the Fund. Pursuant to an Administration Agreement between U.S. Bancorp Asset Management and the Fund, U.S. Bancorp Asset Management will perform certain administrative and accounting functions for the Fund, including (1) calculating Fund expenses and controlling all disbursements for the Fund, and as appropriate, computing the Fund's yields, total return, expense ratios, portfolio turnover rate and, if required, portfolio dollar-weighted average maturity; (2) assisting Fund counsel with preparation of proxy materials; (3) preparing communications to shareholders, including the annual and semi-annual reports to shareholders, coordinating mailing notices, proxy statements, proxies and other reports to Fund shareholders, and supervising and facilitating the solicitation of proxies solicited by the Fund for all shareholder meetings, including the tabulation process for shareholder meetings; (4) preparing, negotiating, and administering contracts on behalf of the Fund, subject to any approvals or reapprovals by the Fund's Board of Directors required by applicable law or Board procedures; (5) maintaining the Fund's general ledger and preparing the Fund's financial statements, including expense accruals and payments, determining the net asset value of the Fund's assets and of the Fund's shares, and providing for the payment of dividends and other distributions to shareholders; (6) calculating performance data of the Fund for dissemination to information services covering the investment company industry; (7) coordinating and supervising the preparation and filing of the Fund's tax returns; (8) examining and reviewing the operations and performance of the various organizations providing services to the Fund directly or on a subcontracted basis as provided for in the Administration Agreement and, at the request of the Fund's Board of Directors, reporting to the Board on the performance of such organizations; (9) providing for and coordinating the layout and printing of the Fund's publicly disseminated semi-annual and annual reports to shareholders;
(10) providing internal legal and administrative services as requested by the Fund from time to time; (11) providing individuals reasonably acceptable to the Fund's Board of Directors for nomination, appointment, or election as officers of the Fund, who will be responsible for the management of certain of the Fund's affairs as determined by the Fund's Board of Directors; (12) advising the Fund and its Board of Directors on matters concerning the Fund and its affairs; (13) obtaining and keeping in effect fidelity bonds and directors and officers/errors and omissions insurance policies for the Fund in accordance with the requirements of Rules 17g-1 and 17d-1(7) under the 1940 Act as such bonds and policies are approved by the Fund's Board of Directors; (14) monitoring and advising the Fund on its registered investment company status under the Internal Revenue Code of 1986, as amended; (15) performing all administrative services and functions required for the operation of the Fund to the extent such administrative services and functions are not provided to the Fund pursuant to the Fund's investment advisory agreement, transfer agency agreement and custodian agreement; (16) furnishing advice and recommendations with respect to other aspects of the business and affairs of the Fund as the Fund and the Administrator shall determine desirable;(17) preparing and filing with the SEC the semi-annual reports for the Fund on Form N-SAR; and (18) organizing and coordinating meetings of the Fund's Board of Directors and the committees thereof. Under the Administration Agreement, the Fund will pay U.S. Bancorp Asset Management a fee, payable monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.


CUSTODIAN


     The Fund's securities and cash will be held under a Custodian Agreement by U.S. Bank (in its capacity as such, the "Custodian"), 336 North Robert Street, St. Paul, Minnesota 55101. The Custodian is the parent company of the Advisor and will therefore be subject to regulations under the Investment Company Act of 1940 governing affiliated custodians. The Custodian will take no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund. All of the instruments representing the investments of the Fund and all cash will be held by the Custodian or a sub-custodian in compliance with the 1940 Act. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses.


     As compensation for its services to the Fund, the Custodian will be paid a monthly fee at an annualized rate of .015% of the Fund's average weekly net assets. In addition, the Custodian will be reimbursed for its out-of-pocket expenses incurred while providing its services to the Fund. The Custodian will continue to serve so long as its appointment is approved at least annually by the Board of Directors.

INDEPENDENT AUDITORS

     Ernst & Young LLP, located at 220 South Sixth Street, Minneapolis, Minnesota 55402, acts as the Fund's independent public accountant and provides accounting and auditing services to the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Subject to the general supervision of the Board of Directors of the Fund, the Advisor is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's transactions in whole loans and mortgage participations will be effected on a principal basis with dealers, financial institutions and government organizations. The Fund's portfolio transactions in debt securities occur primarily with issuers, underwriters or major dealers acting as principals. These transactions are normally on a net basis that do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Commissions are paid with respect to the purchase of certain other securities in which the Fund may invest, and with respect to options on securities, futures contracts and options on futures contracts purchased by the Fund.


     The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. The Fund will not purchase securities from, or sell securities to, the Advisor or its affiliates acting as principal. Purchase and sale transactions may be effected through affiliates of the Advisor, acting solely in their capacity as a broker-dealer, as described in the last paragraph of this section. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Advisor may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Advisor. The investment information provided to the Advisor is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Advisor's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Advisor in connection with the Fund. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Advisor to the dealer's furnishing of services.


     The supplemental information received from a dealer is in addition to the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking the best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

     Certain clients of the Advisor may have investment objectives and policies similar to those of the Fund. The Advisor may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. ("Security" is defined for these purposes to include options, futures contracts and options on futures contracts.) If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Fund may enter into maybe affected by options or futures transactions entered into by other investment advisory clients of the Advisor. It is the policy of the Advisor to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Advisor to the accounts involved, including the Fund. When two or more of the clients of the Advisor (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

     Transactions in securities, options on securities, futures contracts and options on futures contracts may be effected through U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., affiliates of the Advisor, acting solely in their capacity as a broker-dealer, if the commissions, fees or other remuneration received by such affiliates are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through U.S. Bancorp Piper Jaffray or U.S. Bancorp Investments, the Fund intends to comply with Section 17(e)(1) of the 1940 Act.

                        VALUATION OF PORTFOLIO SECURITIES

     The Fund intends to calculate and make available for weekly publication the net asset value of its shares. Net asset value per share will be determined as of the primary closing time on the New York Stock Exchange (currently 3 p.m. central time) by adding the market value (or fair value if market quotations are not readily available) of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued, and dividing by the total number of the Fund's shares then outstanding.

     Securities in the Fund's portfolio will be valued at market value or fair value if market quotations are not readily available. Securities for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities; provided, however, that these securities may be valued on the basis of prices provided by a pricing service when these prices are believed by the Board of Directors to more accurately reflect the fair market value of the securities than do dealer quotations. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. To the extent dealer quotes are used in pricing securities, the Advisor always seeks to obtain quotes from more than one dealer. However, from time to time, it may not as a practical matter be possible to obtain bid and asked quotations from more than one dealer in certain mortgage-backed securities. Under these circumstances, one dealer quote will be used as a basis for valuing the security unless the Advisor, subject to the supervision of the Board of Directors, believes based on market prices of comparable securities, developments in the marketplace or otherwise, that the quote is not reflective of the market value of the security, in which case the security will be valued at fair value.

     Securities and assets for which market quotations are not readily available (other than whole loans and participation mortgages valued in accordance with the valuation methodology described below, but including real estate acquired incident to foreclosures on mortgage loans), will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. U.S. Government securities and other debt instruments having, on the date of purchase, 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term of maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

     Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted asked price.

     Whole loans and participation mortgages will initially be valued at cost and their value will subsequently be monitored and adjusted pursuant to a pricing model which is designed to incorporate, among other things, the present value of the projected stream of cash flow on these investments. The pricing model will take into account a number of relevant factors including the projected rate of prepayments; the delinquency profile; the historical payment record; the expected yield at purchase; changes in prevailing interest rates; and changes in the real or perceived liquidity of whole loans or participation mortgages, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans.

     Changes in prevailing interest rates, real or perceived liquidity, yield spreads and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

     Certain elements of the pricing model involve subjective judgments. The actual values that may be realized upon the sale of whole loans and participation mortgages can only be determined in a negotiation between the Fund and third parties.

     The Board of Directors will review and monitor the foregoing pricing procedures with a view towards insuring that the prices obtained or used by the Fund are appropriate.


                                      TAXES

     The following discussion does not present a complete explanation of the tax treatment of the Fund or its shareholders, some of which may be subject to special rules. A shareholder in the Fund should consult his or her own tax advisor concerning these matters.

FEDERAL TAX TREATMENT OF THE FUND

     The Fund intends to qualify as a regulated investment company for federal income tax purposes. In order to so qualify, the Fund must meet certain requirements imposed by the Internal Revenue Code as to the sources of the Fund's income and the diversification of the Fund's assets. The Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts) and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the Fund's total assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     If the Fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, the Fund will not be subject to federal income tax on income and gains to the extent that it distributes such income and gains to its shareholders. The minimum distribution requirement is satisfied if the Fund distributes at least 90% of its net investment income (including net short-term capital gains) for the taxable year. The Fund intends to satisfy the above minimum distribution requirement. If the Fund elected to retain its remaining net investment income, or part or all of its long-term capital gains, the Fund would be subject to corporate tax on such undistributed income and gains. The Fund will generally be subject to a nondeductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of each year (unless the Fund's taxable year ends with November or December and the Fund elects to use its taxable year); and (c) the undistributed income and gains from the preceding years (if any).

     Certain Fund investments may have special tax consequences. The Fund intends to engage in various hedging transactions. Under various provisions of the Code, the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses. The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations having original issue discount such as zero coupon securities or market discount (if the Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Internal Revenue Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

FEDERAL TAX TREATMENT OF SHAREHOLDERS

     DISTRIBUTIONS TO SHAREHOLDERS.

     Distributions to shareholders attributable to the Fund's net investment income (including interest income and net short-term capital gains) are taxable as ordinary income whether paid in cash or reinvested in additional shares. Since the Fund's income is expected to be derived primarily from interest and capital gains, it is not anticipated that any of the Fund's distributions will qualify for the dividends received deduction for corporate shareholders.

     Distributions of any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any) that are designated as capital gain dividends are taxable to shareholders as long-term capital gains, whether paid in cash or additional shares, regardless of how long the shares have been held.

     Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares of the Fund). However, any dividend declared by the Fund in October, November or December of any calendar year which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year if the dividend is paid during January of the following year.

     The Fund will send written notices to shareholders regarding the tax status of all distributions made during each year. A shareholder receiving a distribution in the form of additional shares issued by the Fund pursuant to the Dividend Reinvestment Plan will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will also equal the fair market value of such shares on the distribution date. A shareholder receiving a distribution in the form of additional shares purchased by the Plan Agent on the open market will be treated for federal income tax purposes as receiving the amount of cash received by the Plan Agent on his behalf. In general, the basis of such shares will equal the price paid by the Plan Agent for such shares (including brokerage commissions).

     BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at the rate of 30% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are generally exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     SALE OF SHARES

     In general, if a share is sold, the seller will recognize gain or loss equal to the difference between the amount realized in the sale and the seller's adjusted basis in the share. Any gain or loss realized upon a sale of shares by a shareholder who is not a dealer in such shares will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Further, if such shares are held for six months or less, loss realized by a shareholder will be treated as long-term capital loss to the extent of the total of any capital gain dividend received by the shareholder. In addition, any loss realized on a sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     LIQUIDATING DISTRIBUTIONS

     Liquidating distributions which exceed a shareholder's basis in his shares will be treated as gain from the sale of such shares. If the total liquidating distributions are less than a shareholder's basis, the shareholder will realize a loss on such liquidation. Such gain or loss will be capital gain or loss unless the shareholder is considered to be a dealer with respect to Fund shares.

OTHER TAXES

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

FOREIGN SHAREHOLDERS

     The foregoing discussion relates solely to United-States federal income tax law as applicable to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Fund, including the fact that such a shareholder may be subject to U.S. withholding tax on amounts constituting ordinary income from U.S. sources, including ordinary dividends paid by the Fund.

                              FINANCIAL STATEMENTS


     Pro forma statements of assets and liabilities and pro forma schedules of investments of the Fund prepared as if the Reorganization had been consummated on November 30, 2002, and pro forma statements of operation of the Fund for the year ended November 30, 2002 which assume that the Reorganization was consummated on December 1, 2001, are included in the joint proxy statement/prospectus incorporated by reference into Part A of this Registration Statement.

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

     The Articles of Incorporation and Bylaws of Registrant provide that Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of care (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty (the duty to act in good faith and in a manner reasonably believed to be in the best interests of the corporation) to the corporation or its shareholders; (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for the violation of certain provisions of Minnesota securities laws; or (d) for any transaction from which the director derived any improper personal benefit. The Articles of Incorporation of Registrant limit the liability of Registrant's directors to the fullest extent permitted by Minnesota law and the Investment Company Act of 1940.

     The Registrant will maintain a standard policy of directors and officers liability insurance.

ITEM 16.       EXHIBITS

       (1)     Articles of Incorporation (1)

       (2)     Bylaws (1)

       (3)     Not applicable

       (4) Amended and Restated Agreement and Plan of Reorganization, dated as of November 21, 2002, among American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. - II, American Strategic Income Portfolio Inc. - III, American Select Portfolio Inc. and First American Strategic Real Estate Portfolio Inc. and First American Strategic Income Portfolio Inc. (2)

       (5)     Form of Common Stock Certificate (4)

       (6)     Form of Investment Advisory and Management Agreement (1)

       (7)     Not applicable

       (8) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000 (1)

       (9)     Form of Custodian Agreement (1)

       (10)    Not applicable

       (11) Opinion and consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered (3)

       (12)    Not applicable

       (13)(a) Form of Administration Agreement (1)

       (13)(b) Form of Transfer Agency Agreement (4)

       (14)    Not applicable

       (15)    Not applicable

       (16)    Power of Attorney (3)

       (17)(a) First American Funds Code of Ethics (1)

       (17)(b) U.S. Bancorp Asset Management, Inc. Code of Ethics (1)

----------

       (1) Incorporated by reference to the Registrant's Registration Statement on Form N-2, filed with the Securities and Exchange Commission on December 26, 2002.


       (2) Included as an Appendix to the joint proxy statement/prospectus incorporated by reference into Part A of this Registration Statement.


       (3) Included with the initial filing of this Registration Statement on December 31, 2002.


       (4)  To be filed by amendment.

ITEM 17. UNDERTAKINGS

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Minneapolis, and the state of Minnesota on the 21st day of April, 2003.


                                            FIRST AMERICAN STRATEGIC INCOME
                                            PORTFOLIO INC.


                                            /s/  Thomas S. Schreier, Jr.
                                            --------------------------------
                                            Thomas S. Schreier, Jr., President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


NAME                                    TITLE                   DATE
----                                    -----                   ----
/s/  Thomas S. Schreier, Jr.            President (principal
-------------------------------------   executive officer)      April 21, 2003
Thomas S. Schreier, Jr.


/s/  Robert H. Nelson                   Treasurer (principal
------------------------------------    financial and           April 21, 2003
Robert H. Nelson                        accounting officer)

Roger A. Gibson*                        Director

Leonard W. Kedrowski*                   Director

John M. Murphy, Jr.*                    Director

Richard K. Riederer*                    Director

Joseph D. Strauss*                      Director

Virginia L. Stringer*                   Director

James M. Wade*                          Director



/s/Robert H. Nelson                                        Dated: April 21, 2003
------------------------------

* By Robert H. Nelson
  Attorney-in-fact